EXHIBIT 10.1

WRITTEN CONSENT OF DIRECTORS FOR

SUCCESS ENTERAINMENT GROUP INTERNATIONL INC.

IN LIEU OF DIRECTOR MEETING

Dated as of June 26, 2020

The undersigned, being all the Directors of Success Entertainment Group International Inc. (the “Corporation”), a Nevada corporation, pursuant to Section 78.315 of the Nevada Revised Statutes, has determined that in furtherance of the business and in recognition of the Company’s present circumstances, the Board of Directors has deemed it appropriate to enter into several resolutions; therefore

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors shall authorize William Robinson in his as new role of Chief Financial Officer and Treasurer of the Company and authorize him to sign on behalf of the Company as he determines necessary  to advance the progress of the Company;

FURTHER RESOLVED, that the Board of Directors continued to authorize William Robinson as Chairman, CEO, President, Secretary/Treasury to sign on behalf of the Company; and it be

FURTHER RESOLVED, that these said resolutions shall be in full force and effect and binding upon the Corporation until they shall have been rescinded under the corporate seal of the corporation.

1

{Signature Page to Follow}

This resolution singed and approved this 25th day of June 2020.

2